SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

                           BANKFINANCIAL CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       0-51331                   75-3199276
  ---------------------------       ------------------         ---------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                       60527
------------------------------------------------                      --------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ---------------

     On March 30, 2006, the Board of Directors of BankFinancial Corporation (the "Company") declared a dividend of $0.06 per share of its common stock. The dividend will be paid on May 19, 2006 to stockholders of record on May 3, 2006.

     The  Company  also   announced   its  intention  to  establish  a  dividend
reinvestment program.

     A copy of the press release announcing these items is attached as Exhibit 99 to this press release. The information in the preceding paragraph, as well as
Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                    (a)  Not Applicable.

                    (b)  Not Applicable.

                    (c)  Exhibits.

         Exhibit No.                        Description
         -----------                        -----------
         99                         Press Release dated March 30, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BANKFINANCIAL CORPORATION



Date: March 30, 2006               By:      \s\ F. Morgan Gasior
                                             -----------------------------------
                                             F. Morgan Gasior
                                             Chairman of the Board and
                                              Chief Executive Officer